Exhibit 10.38

AMENDMENT NO. 1

TO AMENDED AND RESTATED

MASTER REPURCHASE AGREEMENT

Amendment No. 1, dated as of June 6, 2012 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Buyer”), PENNYMAC CORP. and PENNYMAC MORTGAGE INVESTMENT TRUST HOLDINGS I, LLC (each a “Seller” and collectively, the “Sellers”) and PENNYMAC MORTGAGE INVESTMENT TRUST (the “Guarantor”).

RECITALS

The Buyer, the Sellers and the Guarantor are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of August 25, 2011 (the “Existing Repurchase Agreement”; and as amended by this Amendment, the “Repurchase Agreement”). The Guarantor is party to that certain Guaranty (the “Guaranty”), dated as June 8, 2011, as the same may be amended from time to time, by the Guarantor in favor of Buyer. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Guaranty, as applicable.

The Buyer, the Sellers and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Buyer, the Sellers and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of “Termination Date” in its entirety and replacing it with the following:

“Termination Date” means the earlier of (a) June 5, 2013 and (b) the date of the occurrence of an Event of Default.

SECTION 2. Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

2.1 Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a) this Amendment, executed and delivered by duly authorized officers of the Buyer, the Sellers and the Guarantor; and

(b) such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 3. Representations and Warranties. Each Seller hereby represents and warrants to the Buyer that each Seller is in compliance with all the terms and provisions set forth in the Existing Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred and is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Existing Repurchase Agreement.

SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment by the Buyer.

SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

SECTION 7. Reaffirmation of Guaranty. The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of the Sellers to Buyer under the Repurchase Agreement, as amended hereby.

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IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Credit Suisse First Boston Mortgage Capital LLC, as Buyer

By:	/s/ Adam Loskove
Name: Adam Loskove
Title: Vice President

PennyMac Corp., as a Seller

By:	/s/ Brian Stack
Name: Brian Stack
Title: Treasurer

PennyMac Mortgage Investment Trust Holdings I, LLC, as a Seller

By:	/s/ Brian Stack
Name: Brian Stack
Title: Managing Director, Treasury

PennyMac Mortgage Investment Trust, as Guarantor

By:	/s/ Brian Stack
Name: Brian Stack
Title: Treasurer